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                                                      Exhibit 99.2

                            CONSENT


      I, Mark A. Turken, hereby consent to be named as a person about to become a director of Lincoln Heritage Corporation in the Registration Statement on Form S-1 to which this consent is attached as an exhibit.



                                    /s/ Mark A. Turken
                                    -------------------------------------
                                    Mark A. Turken


April 6, 1998